Exhibit (a)(1)(B)

                              LETTER OF TRANSMITTAL
          To Tender Up to 1,500,000 Shares of Series A Preferred Stock
                                       of
                           LASALLE RE HOLDINGS LIMITED
                        Pursuant to the Offer to Purchase
                             dated December 23, 2004
                                       of
                           LASALLE COVER COMPANY, LLC


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     THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                    TIME, ON
            TUESDAY, JANUARY 25, 2005, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                     The Depositary for the Tender Offer is:

                      [GRAPHIC OMITTED: Computershare Logo]

     By Mail:             By Facsimile Transmission:        By Hand or Overnight
                                                                   Courier:

Computershare Trust      For Eligible Institutions Only:     Computershare Trust
      Company                    (212) 701-7636                    Company
    of New York                                                  of New York
Wall Street Station                                            Wall Street Plaza
  P.O. Box 1010               For Confirmation Only              88 Pine Street,
New York, NY 10268-1010     Telephone: (212) 701-7600              19th Floor
                                                              New York, NY 10005

     ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, GEORGESON SHAREHOLDER COMMUNICATIONS, INC., AT ITS ADDRESS AND TELEPHONE NUMBER AS SET FORTH ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE DEPOSITARY, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                    DESCRIPTION OF SHARES TENDERED

 Name(s) and Address(es) of Registered Holder(s)
  (Please fill in, if blank, exactly as name(s)                   Shares Tendered
       appear(s) on Share certificate(s))              (Attach additional list if necessary)

                                                               Total Number of Shares      Number
                                                 Certificate       Represented by         of Shares
                                                  Number(s)*      Certificate(s)*         Tendered**
                                             ----------------------------------------------------------
------------------------------------------   ----------------  -----------------------  ---------------

------------------------------------------   ----------------  -----------------------  ---------------

------------------------------------------   ----------------  -----------------------  ---------------

                                             ----------------  -----------------------  ---------------

                                             ----------------  -----------------------  ---------------

                                             ----------------  -----------------------  ---------------

                                             ----------------  -----------------------  ---------------

                                                               Total Shares
                                                                                        ---------------

----------
*    Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

================================================================================
     This Letter of Transmittal is to be used if certificates are being forwarded herewith or, unless an Agent's Message (as defined in the Section 2 of the Offer to Purchase dated December 23, 2004) is utilized, if delivery of Shares (as defined below) is to be made by book-entry to the Depositary's account at The Depository Trust Company, the Book-Entry Transfer Facility, pursuant to the procedures set forth in Section 3 of the aforesaid Offer to Purchase.

     Holders of outstanding shares of Series A Preferred Stock, par value $1.00 per share (the "Shares"), of LaSalle Re Holdings Limited, a Bermuda corporation, whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the Offer to Purchase, or who cannot complete the procedure for book-entry transfer on a timely basis, should tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 9.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, IN WHICH EVENT COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, IN WHICH EVENT COMPLETE THE FOLLOWING:

     Name(s) of Tendering Shareholder(s)________________________________________

     Date of Execution of Notice of Guaranteed Delivery___________________, 2005

     Name of Institution which Guaranteed Delivery______________________________

     If delivery is by book-entry transfer:

     Name of Tendering Institution______________________________________________

     Account Number_____________________________________________________________

     Transaction Code Number____________________________________________________

================================================================================

     Ladies and Gentlemen:

     The undersigned hereby tenders to LaSalle Cover Company, LLC, a Delaware limited liability company (the "Purchaser"), the above-described shares of Series A Preferred Stock, par value $1.00 per share (the "Shares"), of LaSalle Re Holdings Limited, a Bermuda company (the "Company"), pursuant to the Purchaser's offer to purchase up to 1,500,000 outstanding Shares at $1.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). The Offer expires at 12:00 Midnight, New York City time, on Tuesday, January 25, 2005, unless extended as described in the Offer to Purchase (the "Expiration Date" as it may be extended). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of Purchaser's affiliates, the right to buy all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 23, 2004) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Seth W. Hamot and Andrew R. Siegel, or either of them, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 23, 2004), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given by the undersigned (and if given, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other Shares or other securities issued or issuable in respect thereof on or after December 23, 2004) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions" below, please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

     If your broker or dealer solicited you in connection with your submission of this Letter of Transmittal, it may be entitled to a fee of $0.15 per validly tendered Share covered by this Letter of Transmittal which will be paid by the Purchaser and will not affect the proceeds remitted to you. To enable the Purchaser to make an appropriate payment to your broker or dealer, please complete the following:

     Name of Registered Representative:___________________________________

     Name of Broker or Dealer:____________________________________________

     Address:_____________________________________________________________

     Area Code and Telephone Number:______________________________________


-------------------------------------    -------------------------------------
     SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS

     (See Instructions 6, 7 and 8)            (See Instructions 6, 7 and 8)

     To be completed ONLY if the check        To be completed ONLY if the check
for the purchase price of Shares         for the purchase price of Shares
purchased (less the amount of any        purchased (less the amount of any
federal income and backup withholding    federal income and backup withholding
tax required to be withheld) or          tax required to be withheld) or
certificates for Shares not tendered     certificates for Shares not tendered
or not purchased are to be issued in     or not purchased are to be mailed to
the name of someone other than the       someone other than the undersigned or
undersigned.                             to the undersigned at an address other
                                         than that shown below the
Issue [ ] check  [ ] certificates to:    undersigned's signature(s).

Name_______________________________      Mail [ ] check  [ ] certificates to:
             (Please Print)
                                         Name_______________________________
Address____________________________                   (Please Print)

       ____________________________      Address____________________________

       ____________________________             ____________________________

       ____________________________             ____________________________
                         (Zip Code)
                                                ____________________________
       ____________________________                               (Zip Code)
      Taxpayer Identification Number

================================================================================

                                    SIGN HERE
                (Please Also Complete Substitute Form W-9 Below)

             ______________________________________________________

             ______________________________________________________
                         Signature(s) of Shareholder(s)

     Dated ______________________, 200_

     Name(s)____________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________
                                 (Please Print)

     Capacity (full title)______________________________________________________

     Address____________________________________________________________________

     ___________________________________________________________________________
                                                                    (Zip Code)

     Area Code and Telephone Number_____________________________________________

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            Guarantee of Signature(s)
                     (If required; see Instructions 1 and 5)
                     (For use by Eligible Institutions only.
                    Place medallion guarantee in space below)


     Name of Firm_______________________________________________________________

     Address____________________________________________________________________

     ___________________________________________________________________________
                                                                    (Zip Code)

     Authorized Signature___________________________________

     Name___________________________________________________
                         (Please Print)

     Area Code and Telephone Number_________________________

Dated ______________________, 200_

================================================================================

-------------------------------------------------------------------------------------------------------------------

        SUBSTITUTE            Part I Taxpayer Identification No. -- For All Accounts    Part II  For Payees
         FORM W-9                                                                                Exempt From
Department of the Treasury  -----------------------------------------------------------          Backup
Internal Revenue Service          Enter your taxpayer                                            Withholding (see
                             identification number in the                                        enclosed
Payer's Request for          appropriate box. For most        Social Security Number             Guidelines)
Taxpayer Identification No.  individuals and sole
                             proprietors, this is your        ----------------------
                             social security number. For
                             other entities, it is your                 OR
                             employer identification
                             number. If you do not have a     Employer Identification
                             number, see "How to Obtain a     Number
                             TIN" in the enclosed
                             Guidelines.                      ----------------------

                                  Note: If the account is
                             in more than one name, see the
                             chart in the enclosed
                             Guidelines to determine what
                             number to enter.

-------------------------------------------------------------------------------------------------------------------

     Part III Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

     Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

--------------------------------------------------------------------------------

SIGNATURE_______________________________________  DATE____________________, 200_

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
TAX BEING WITHHELD ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

================================================================================

                                  INSTRUCTIONS
              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which would include most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The method of delivery of Shares and all other required documents, including through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and delivery will be deemed made only when actually received by the Depositary. If certificates for Shares are sent by mail, Purchaser recommends registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. For purposes of the Offer, Purchaser will be deemed to have accepted for payment, and thereby bought, Shares validly tendered and not withdrawn, if and when it gives oral or written notice to the Depositary of its acceptance of such Shares for payment pursuant to the Offer. In all cases, on the terms and subject to the conditions of the Offer, payment for Shares bought pursuant to the Offer will be made by deposit of the Offer Price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Purchaser and transmitting payment to validly tendering shareholders. Under no circumstances will the Purchaser pay interest on the purchase price for Series A Preferred Shares by reason of any delay in making such payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions", as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Substitute Form W-9. Under the U.S. federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a shareholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the IRS. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a Form W-8BEN Certificate of Foreign Status to the Depositary. Such certificates can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

     9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should (i) complete this Letter of Transmittal and check the appropriate box above [and (ii) contact LaSalle Re Holdings Limited's transfer agent, EquiServe Trust Company, NA, immediately by calling (800) 730-4001. LaSalle Re Holdings Limited's transfer agent should provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates]. The shareholder may be required to give the Purchaser a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent its address or telephone number set forth below.

================================================================================

                     The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS, INC.

                           17 State Street, 10th Floor
                            New York, New York 10004
                   Shareholders Call Toll Free: (866) 295-8105
                     Banks and Brokers Call: (212) 440-9880





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